STEWARD FUNDS, INC.
on behalf of its series
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
(each, a “Fund”)

3700 West Sam Houston Parkway South, Suite 250,
Houston, TX 77042

June 29, 2017

Dear Shareholder:

We cordially invite you to attend an Annual Meeting of Shareholders of Steward Funds, Inc. and the Funds on August 7, 2017 to consider the proposals described in the enclosed proxy statement.  Please read the enclosed information carefully and then submit your vote promptly.

Proposal 1	To elect Directors, including new independent Directors all Funds
Proposal 2	To act on a proposal to ratify the selection of Cohen & Company, Ltd. as independent registered public accounting firm for SFI and the Funds for their fiscal year ending April 30 2018 all Funds
Other	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof

Detailed information concerning these proposals is contained in the enclosed Proxy Statement. We strongly urge you to participate in the Meeting by reviewing the Proxy Statement and completing, signing and returning the proxy card promptly in the enclosed postage-paid envelope.  It is important that your vote be received no later than August 4, 2017.  If you have questions regarding these materials please call 1-800-262-6631 and ask for Patricia Mims.

Sincerely,

Michael L. Kern, III, CFA
President & Treasurer of the Steward Funds

STEWARD FUNDS, INC.
on behalf of its series
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund

3700 West Sam Houston Parkway South
Suite 250
Houston, Texas 77042

Notice of Meeting of Shareholders
To be held on August 7, 2017

Notice is hereby given that an Annual Meeting of Shareholders (“Meeting”) of the Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund and Steward Select Bond Fund (each a Fund”) will be held on August 7, 2017 at the Funds’ principal executive offices at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042  at 9:00 a.m. Central Standard Time for the following purposes, which are more fully described in the Proxy Statement:

Proposal 1	To elect Directors, including new independent Directors all Funds
Proposal 2	To act on a proposal to ratify the selection of Cohen & Company, Ltd. as independent registered public accounting firm for SFI and the Funds for their fiscal year ending April 30 2018 all Funds
Other	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof

 The Board of Directors of the Funds has fixed the close of business on June 27, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

The Funds’ Directors unanimously recommend that you vote FOR each of the nominees for Director in Proposal 1 and FOR Proposal 2.

Your vote is important, regardless of the number of shares you own of a Fund.  You can vote easily using any of the three methods described on the Proxy Card enclosed in this 24 mailing. You may also vote in person at the meeting.*

We will be happy to answer your questions or provide additional information on request.  Please call 1-800-262-6631 ext. 6764.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on August 7, 2017.

The notice of meeting, proxy statement and form of proxy card are available on the Internet at www.stewardfunds.com. Additional information about the Funds is available in their prospectus, statement of additional information and annual reports to shareholders.  The most recent annual report for the Funds for the fiscal year ended April 30, 2017 has been mailed separately to shareholders.  If you would like to receive additional copies of any of these reports for the Funds free of charge, please contact the Funds at the address indicated on the front page of this Proxy Statement or call the Funds toll-free at 1-800-262-6631.  Any such reports requested will be sent by first class mail within three business days of receipt of the request.

By Order of the Board of Directors,
Steward Funds, Inc.

Patricia L. Mims, Secretary
Date: June 29, 2017

* To attend the Meeting in person, you will need to show proof of ownership of shares of the Funds, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of shares of the Funds.

PROXY STATEMENT

STEWARD FUNDS, INC.
(“SFI”)
on behalf of its series
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
(each, a “Fund”)

3700 West Sam Houston Parkway South
Suite 250
Houston, Texas 77042

ANNUAL MEETING OF SHAREHOLDERS
August 7, 2017

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (“Board”) of Steward Funds, Inc. (“SFI”), to be voted at an annual meeting of shareholders (“Meeting”) to be held August 7, 2017 at the principal executive offices of SFI, 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042, at 9:00 a.m. Central Standard Time, for the following purposes, which are described in greater detail in this Proxy Statement:

Proposal 1	To elect Directors, including new independent Directors all Funds
Proposal 2	To approve the independent registered public accounting firm for SFI and the Funds all Funds
Other	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof

The Board has fixed the close of business on June 27, 2017, as the record date (“Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement of the Meeting. Shareholders of record as of the Record Date will be entitled to one vote for each share held, and to a fractional vote in proportion to each fractional share held. As of the Record Date, the number of shares outstanding for each Fund were:

Name of Fund	Shares Outstanding on Record Date
Steward Large Cap Enhanced Index Fund	9,958,206.830
Steward Small-Mid Cap Enhanced Index Fund	12,804,431.380
Steward Global Equity Income Fund	8,009,152.229
Steward International Enhanced Index Fund	6,486,906.112
Steward Select Bond Fund	6,527,080.635

The approximate mailing date for this Proxy Statement is July 10, 2017, or as soon as practicable thereafter.

Voting Procedures

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting.  Shares represented by properly executed proxies received prior to the Meeting, unless revoked prior to the Meeting, will be voted at the Meeting in accordance with instructions indicated thereon.  If no instructions are given, properly executed proxies will be voted FOR each nominee for Director in Proposal 1 and FOR Proposal 2.  The persons named as proxy holders on the proxy card will vote in their discretion on any other business that may properly come before the Meeting or any adjournment or postponement thereof.  A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) the person executing the proxy revokes it before the vote pursuant to that proxy is taken, (a) by a writing delivered to SFI stating that the proxy is revoked,  (b) by executing a subsequent proxy,  or (c) by attending the Meeting in person and voting; or (ii) SFI receives written notice of the death or incapacity of the person executing that proxy before the vote pursuant to that proxy is counted.  Unless otherwise specifically limited by its terms, a proxy shall entitle the shareholder’s votes to be counted at any adjournment or postponement of the Meeting.

The presence in person or by proxy of holders of record of one third of the shares of SFI, in the aggregate, shall constitute a quorum at the Meeting for acting on each Proposal.

For purposes of determining the presence of a quorum at the Meeting, withheld votes and abstentions will be treated as shares that are present.  In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained by the date of the Meeting, holders of a majority of shares of SFI entitled to vote at the Meeting and present in person or by proxy, or any officer of SFI present and entitled to preside or act as Secretary of the Meeting, may adjourn the Meeting with respect to any such business or Proposal.   If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares.  Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary, such as a broker-dealer, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings.

Required vote.

Proposal 1:  The affirmative vote of a plurality of the votes cast by SFI shareholders at the Meeting is required to elect each nominee for Director of SFI.  A “plurality” means that the nominees receiving the greatest number of votes will be elected as Directors regardless of the number of votes cast.  Abstentions and withheld votes will have no effect on the outcome of this Proposal.  If your shares are held in the “record name” of a broker-dealer, it is our understanding that the broker would be permitted to vote on this Proposal, but if the broker does not vote, it will not affect the outcome of this Proposal.

Proposal 2.  The affirmative vote of a majority of votes cast by SFI shareholders at the Meeting is required to approve Proposal 2.  Brokers who are record holders are permitted to vote on this Proposal in the absence of any instructions from the shareholder.

It should be noted that AG Financial Solutions, the parent company of Capstone Financial Services, Inc. through its subsidiary, Steward Financial Holdings, Inc., has effective voting control over sufficient shares to determine the outcome of each Proposal at the Meeting.  One of the nominees for Director, Kyle Dana, has been an employee of AG Financial Solutions for the past 17 years, most recently as Senior Vice President of both retirement planning and investments.

The Boards know of no other business that will be presented to the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card(s) to vote in accordance with their discretion.

PROPOSAL 1 – ELECTION OF DIRECTORS (all Funds)

The Board and its Nominating Committee have each approved the nomination of two new interested Directors (“interested Directors” are persons who are not considered “independent” under applicable law and regulations), and three new independent Directors.  The names of the nominees are as follows:

Interested Director Nominees

Michael L. Kern, III (President of the Funds)
Kyle Dana

Independent Director Nominees

Adriana Posada
Richard L. Peteka
Mark H. Barineau

The Board unanimously recommends that you vote FOR each of the nominees. The Board currently consists of five Directors, including one interested Director and four independent Directors.  As has been reported to SFI shareholders, there has been a gradual change in management of Capstone Financial Services and its subsidiaries over the past two years.  In May of 2015, Edward Jaroski, one of the founders of Capstone Financial Services, Inc. (“CFS”), retired as head of CFS, and in January of 2016, he retired from his positions as President and Director of CFS’s subsidiaries – Capstone Asset Management Company (“CAMCO”), investment adviser of each of the Funds; Capstone Asset Planning Company (“CAPCO”), the Funds’ distributor; and CFS Consulting Services, LLC (“CCS”), the Funds’ administrator and provider of compliance and class action/Fair Funds claims services, as well as portfolio screening services.  In March of 2015, he also discontinued his position as co-portfolio manager of Steward Select Bond Fund.  Mr. Jaroski retained his positions as Director and Chairman of the Funds but has recently decided to retire from these positions as well.  Mr. Jaroski, as well as the Funds’ other current Directors, who have served as Fund Directors for many years, are confident that, having overseen the gradual management changes of the past two years, they may also retire with the assurance that the Fund’s management transition has been well-managed.  The current Directors, and more particularly, the members of the Funds’ Nominating Committee, have fully vetted the nominees for Director of the Funds described in Proposal 1, below, and are confident that their successors are well-qualified to oversee the management of the Funds and act in the best interests of Fund shareholders.  They have also determined that all nominees satisfy the requirements to act as directors of registered investment companies, such as the Funds, and that the nominees to serve as independent Directors satisfy the requirements to act as independent directors of registered investment companies.  All of the current Directors have indicated their wish to retire and resign, upon the election and qualification of their successors. Each of the nominees has indicated that he or she will serve, if elected and has consented to be named in this proxy statement.

Each nominee, if duly elected at the Meeting or any adjournment thereof, following qualification, will commence serving as a Director of SFI during the first regular quarterly meeting of the SFI Board of Directors following the Meeting or any adjournment thereof.  The current Directors will continue serving until that time.

The Nominating Process

The Nominating Committee has a charter which is available on the Funds’ website at www.stewardfunds.com.  The Nominating Committee has not found it necessary to adopt a policy regarding consideration of director candidates recommended by shareholders as no such recommendations have been made to date.

Qualifications of Directors.  The Funds’ Directors, in addition to meeting high regulatory standards related to integrity, offer to the Funds a variety of experience relevant to oversight of the Funds, including, in the aggregate, responsible leadership experience in accounting, business operations, strategic planning, investment and service on boards of other entities.  Candidates for nomination as independent Directors must also satisfy regulatory requirements relevant to their independence.  Beyond these requirements, the Nominating Committee has not set specific minimum qualifications, but it considers whether candidates meet high standards of personal and relevant professional experience and can bring diverse points of view to the Boards. The Board believes that the nominees’ backgrounds bring to the Board a combination of skills that permits them to objectively review, question and evaluate information provided to them by Fund management and to exercise effective business judgment in overseeing the Funds.

The Nominating Committee received no nominee from a 5% beneficial owner within 120 calendar days before the date of release of this proxy statement to shareholders.

The particular types of experience of each nominee are as follows:

Non-Independent Director Nominees

Michael L. Kern, III, CFA:  Mr. Kern has been President and Chief Executive Officer of Capstone Financial Services, Inc. since May, 2015 and has served as President and Chief Executive Officer of CAMCO, CAPCO and CCS since January 1, 2016.  Prior to moving to Capstone, Mr. Kern spent 19 years with Stout Risius Ross, Inc., a financial advisory firm, where he, over the years, served as Managing Director in the Valuation & Financial Opinions Group, Head of the Investment Banking Group, Chief Financial Officer, Chief Operating Officer and, finally, President for his last six years at that firm.  Mr. Kern received a B.S. Degree in Finance and Business Economics from Wayne State University and is a Chartered Financial Analyst (“CFA”) with Series 7, 63 and 24 securities licenses.  In 2006 he received Crain’s Detroit Business 40 Under 40 Award and is a member of the CFA Institute and Young Presidents’ Organization. Mr. Kern was recommended as a nominee by the Fund’s Board of Directors.

Kyle A. Dana:  Mr. Dana has spent the past 17 years at AG Financial Solutions, most recently as senior vice president of both Retirement Planning and Investments.  Mr. Dana has dual degrees in Management and Marketing from Evangel University and professional licenses and designations, including Chartered Retirement Planning Counselor (CRPC®) and Series 63 license.  As noted earlier, AG Financial Solutions is the parent company of Steward Financial Holdings, Inc., which owns all the outstanding shares of Capstone Financial Services, Inc. and also has effective voting control over sufficient shares of the Funds to determine the outcome of this shareholder meeting. Mr. Dana was recommended as a nominee by the Fund’s Board of Directors.

Independent Director Nominees

Adriana R. Posada:  Ms. Posada retired from American Beacon Advisors, Inc. in 2016, where she had served since 1998 as Senior Portfolio Manager for several registered investment companies (“funds”) and had responsibility for managing a substantial portion of a large corporate pension plan’s assets.  Her experience included equity, fixed income, alternative and derivative investments.  She also identified, selected and oversaw sub-advisers for the funds and the pension plan.  She reported regularly to the funds’ board of directors and to the pension plan’s representative regarding the performance of the sub-advisers.  From 1993-1998, also at American Beacon Advisors, Inc., her responsibilities involved regulatory compliance and preparation and dissemination of certain numerical information regarding the funds and separate accounts.  She also served as a Trustee of Irving Firemen’s Relief and Retirement Plan from 2009- 2015.  Ms. Posada has a B.S. in mathematics from Universidad de Los Andes, Bogota, Colombia; an M.S. in mathematics from the University of Houston, Houston, Texas; and an M.A. in Actuarial Science from the University of Michigan, Ann Arbor, Michigan.  She has passed exam parts 1, 2 and 3 of the Society of Actuaries. Ms. Posada was recommended as a nominee by the Fund’s Board of Directors.

Richard L. Peteka: Since May 2012, Mr. Peteka has been the Chief Financial Officer  and Secretary of Solar Capital Ltd. and of Solar Senior Capital, Ltd., two publicly traded business development companies managed by Solar Capital Partners LLC.  Prior to joining Solar Capital, he served from 2004-2012 as the Chief Financial Officer and Treasurer of Apollo Investment Corporation.  Prior to 2004, Mr. Peteka was at Citigroup Asset Management, which he joined as a Director in 1999 and where he served as Chief Financial Officer and Treasurer of various open-end and closed-end investment companies.  Mr. Peteka holds a B.S. degree in Finance from The College at Old Westbury and an MBA in International Finance from St. John’s University. Mr. Peteka was recommended as a nominee by the Fund’s Board of Directors.

Mark H. Barineau: Mr. Barineau currently serves as President and owner of Lionsmark Investment Group, a private real estate investment and management company he formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments. Mr. Barineau’s professional career began in 1992 as a Project Controls Engineer with a subsidiary of Waste Management where he performed value engineering and cost controls related to environmental remediation and landfill construction. In 1996, his entrepreneurial spirit led him to the real estate industry, where he served various roles including President and an owner of Radney Management & Investments which specialized in the acquisition, development and management of government subsidized low-income and conventional workforce multifamily housing across the United States.  He sold his interests in this company in 2016. Raised in Houston, he is a graduate of The University of the South (Sewanee, TN) and Columbia University (New York, NY) and holds BS degrees in both Physics and Mechanical Engineering. He is a Certified Property Manager by the Institute of Real Estate Management, a member of Young Presidents’ Organization (former executive board member) and a member of several Houston area social clubs. Mr. Barineau strives to put his faith in practice with his time, talent and treasure.  He has served as an Executive Vestry Member of St. Martin’s Episcopal Church (largest Episcopal church in the USA) and as a Trustee of Episcopal High School. Mr. Barineau lives in Houston, Texas. Mr. Barineau was recommended as a nominee by the Fund’s Board of Directors.

Leadership structure. The Fund’s Board provides overall supervision of the affairs of the Funds.  If elected, the Chairman of the Board will be Michael L. Kern, III, CFA, who is an “interested person” of the Fund.  Mr. Kyle Dana is also an “interested person” of the Fund.  If elected, the other three Nominees will be independent Directors.  If all nominees are elected, the Board will have three independent Directors. The Board believes that this leadership structure provides appropriate balance, capturing for the Board the skills and expertise of Fund management and the diversity and independence of views of the independent Directors.

Risk oversight.  The Funds’ service providers, including the investment adviser, principal underwriter, administrator, compliance services provider, custodian and transfer agent, provide day-to-day risk management of the Funds in their areas of responsibility.  The Board, with the assistance of the Funds’ Chief Compliance Officer, oversees the performance of these service providers, including their management of risks.  The Board  meets at least quarterly to review information concerning the Funds’ operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Funds.  During the fiscal year ended April 30, 2017, the Board met four times.  The current Board also had a “lead independent Director,” Mr. William Herrmann, who has been responsible for coordination between the independent Directors, the full Board and Fund management.  The current Board has five committees – Audit Committee, Nominating and Corporate Governance Committee, Valuation and Investment Review Committee, Compliance Committee, and Contracts Committee.  It is anticipated that the new Board, if elected, will establish only an Audit Committee and a Nominating and Corporate Governance Committee.  The nominees for Director, if elected, will decide whether to appoint a “lead independent director.” The Board Committees focus on particular types of risks in their areas of responsibility.  It should be noted that not all risks to the Funds can be identified or controlled.  Moreover, certain risks are inherent in the Funds’ operations.  See, for example, investment risks described in the Funds’ Prospectus.

The following table contains information concerning each nominee for Director, and each Fund officer.

Name, Address, Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Interested Nominees
Michael L. Kern, III , CFA[1] 3700 W Sam Houston Pkwy S Suite 250 Houston, TX 77042 Age: 43	President & Treasurer	SLCEIF From 2016 SSMCEIF From 2016 SIEIF From 2016 SSBF From 2016 SGEIF From 2016	President & CEO, Secretary & Treasurer of Capstone Financial Services (May 2015 – Present); President, CEO, Secretary & Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company, and CFS Consulting Services LLC, (2016 – Present); President of Stout Risius Ross, Inc. (2008 to 2015).	5	Stratford Cambridge Group – Advisory Board since 2011; Foundation Capital Resources – Board Member since 2015; Embrace the Truth International – Board Member since 2006
Kyle Dana CRPC® 2 3700 W Sam Houston Pkwy S Suite 250 Houston, TX 77042 Age: 39			Senior Vice President, Retirement & Investment Solutions of AG Financial Solutions[3] (2000 to Present)	5	N/A
Independent Nominees
Richard Peteka 3700 W Sam Houston Pkwy S Suite 250 Houston, TX 77042 Age: 56			Chief Financial Officer and Secretary of Solar Capital Ltd. and Solar Senior Capital Ltd[4] (May 2012 to present); Chief Financial Officer and Treasurer of Apollo Investment Corporation (Apr. 2004-Feb. 2012)	5	N/A
Adriana Posada 3700 W Sam Houston Pkwy S Suite 250 Houston, TX 77042 Age: 63			Sr. Portfolio Manager of American Beacon Advisors, Inc. (Sept. 1998 to Mar. 2016)	5	Trustee of Irving Firemen’s Relief and Retirement Plan (April 2009 to Oct. 2015)
Mark Barineau 3700 W Sam Houston Pkwy S Suite 250 Houston, TX 77042 Age: 49			President of Lionsmark Investment Group[5] (since Apr. 2016); President & Owner of Radney Management & Investments, Inc[6]. (1996 to 2016)	5	N/A

1 Mr. Kern is an “interested person” of the Steward Funds, as defined in the Investment Company Act of 1940, because of his position with the Funds’ Adviser, Administrator and Distributor.

2Mr. Dana is an “interested person” of the Steward Funds, as defined in the Investment Company Act of 1940, because of his position with AG Financial Solutions which is an affiliate of the Funds’ Adviser, Administrator and Distributor.

3 AG Financial Solutions is an affiliate of the Steward Funds’ Adviser, Administrator and Distributor specializing in delivering financial products and services that align with faith and values.

4 Solar Capital Ltd. and Solar Senior Capital Ltd  are  business development companies that invest primarily in senior secured loans of private middle market companies to generate current income that is distributed to shareholders across economic cycles.

5 Lionsmark Investment Group is a private real estate investment and management company he formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments.

6 Radney Management & Investments, Inc. was established in 1982 is an ACCREDITED MANAGEMENT ORGANIZATION® specializing in multi-family property management.

Security Ownership

None of the Independent Directors or the nominees for independent Director, or members of their immediate families, owns beneficially or of record any shares in Capstone Asset Management Company (“CAMCO”), Capstone Asset Planning Company (“CAPCO”) or any person directly or indirectly controlling, controlled by, or under common control with CAMCO or CAPCO.

The following tables provide information about the ownership of securities in the Funds by nominees and certain of their relatives.

Name of Nominee	Dollar Range of Equity Securities in SFI	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Steward Family of Funds
Interested Nominees
Michael L. Kern, III , CFA	□ $1- $10,000 © $10,001 to $50,000 □ $50,001 to $100,000 □ over $100,000	□ $1- $10,000 ©$10,001 to $50,000 □ $50,001 to $100,000 □ over $100,000
Kyle Dana CRPC®	□ $1- $10,000 □ $10,001 to $50,000 □ $50,001 to $100,000 © over $100,000	□ $1- $10,000 □ $10,001 to $50,000 □ $50,001 to $100,000 © over $100,000
Independent Nominees
Richard Peteka	□ $1- $10,000 □ $10,001 to $50,000 □ $50,001 to $100,000 □ over $100,000	□ $1- $10,000 □ $10,001 to $50,000 □ $50,001 to $100,000 □ over $100,000
Adriana Posada	□ $1- $10,000 □ $10,001 to $50,000 □ $50,001 to $100,000 □ over $100,000	□ $1- $10,000 □ $10,001 to $50,000 □ $50,001 to $100,000 □ over $100,000
Mark Barineau	□ $1- $10,000 □ $10,001 to $50,000 □ $50,001 to $100,000 □ over $100,000	□ $1- $10,000 □ $10,001 to $50,000 □ $50,001 to $100,000 □ over $100,000

Board Committees
The Funds’ current Board has five committees that report to the Board.  Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of Directors who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940 (“1940 Act”). Each of the Valuation and Investment Review Committee, Compliance Committee and Contracts Committee is comprised exclusively of members of the Board.  Following is a description of each of the current committees.
It is anticipated that the new Board will retain only the Audit Committee and the Nominating and Corporate Governance Committee.  Each of these Committees is expected to consist entirely of independent Directors.  The newly elected Board will determine the frequency of meetings of each Committee, consistent with the requirements of applicable law and regulations.
Audit Committee – As provided in its charter, the purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Funds; to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and to act as a liaison between the Funds’ independent auditors and the full Board.  The Committee approves the appointment and compensation of the Funds’ auditors and evaluates their independence.  It also pre-approves audit and non-audit services provided to the Funds and non-audit services provided to certain service providers by the auditor.  The Committee is composed entirely of independent members of the Board.  Current Committee members are: John M. Briggs, Chairman; Leonard B. Melley, John R. Parker and William Herrmann. If elected, the members of the Audit Committee are expected to be: Richard Peteka, Adriana Posada, and Mark Barineau. It is expected that Richard Peteka if elected, will be appointed by the Committee as its Chair.

Nominating/Corporate Governance Committee – In accordance with the provisions of its charter, the purpose of this Committee is to select and nominate independent Directors to the Boards, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Boards in its role in governing the Funds and overseeing the management of the Funds. The Committee is composed entirely of independent members of the Boards.  Current Committee members are: William Herrmann, Chairman; John R. Parker, Leonard B. Melley, Jr., and John M. Briggs.  The Committee will not consider nominees recommended by shareholders. In evaluating candidates for nomination as Director, the Committee has considered a variety of factors, although it has not established specific minimum qualifications or diversity criteria to supplement the requirements of applicable law. The Committee also oversees compensation of Directors for their service on the Boards and on committees of the Boards.  Their periodic review of compensation is based on information developed by Fund management. If elected, the members of the Nominating/Corporate Governance Committee are expected to be: Richard Peteka, Adriana Posada, and Mark Barineau.  It is expected that Adriana Posada if elected, will be appointed by the Committee as its Chair.
Compliance Committee - The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures.  Current Committee members are: Edward L. Jaroski, Chairman; Leonard B. Melley, Jr., John R. Parker, William Herrmann and John M. Briggs.  It is expected that this committee will be dissolved if the nominees are elected and the current duties of the committee will be performed by the full Board of Directors.
Valuation and Investment Review Committee – The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to the valuations placed on the securities of the Funds, to review and confirm the implementation of changes intended to improve performance, and to evaluate Fund performance.  Current Committee members are: Leonard B. Melley, Jr., Chairman; John R. Parker, Edward L. Jaroski, William H. Herrmann, Jr. and John M. Briggs.  It is expected that this committee will be dissolved if the nominees are elected and the current duties of the committee will be performed by the full Board of Directors.
Contracts Committee – The purpose of this Committee is to oversee implementation of contractual agreements made on behalf of the Capstone Group of Investment Companies. This Committee was formed by action of the Board of Directors at its March 2, 2016 meeting. Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, Jr., and John M. Briggs.  The Committee’s first meeting was May 10, 2016.  It is expected that this committee will be dissolved if the nominees are elected and the current duties of the committee will be performed by the full Board of Directors.
Director Compensation
Currently, the independent Directors are each paid an annual retainer of $17,500.  Additionally, each independent Director is entitled to $3,000 per Board meeting attended in person and $1,500 per Board meeting attended telephonically, plus a $1,000 “per diem” fee.  The Lead Director is paid an additional $5,000.  All fees received by the Directors are allocated among the Funds based on average net assets. (The allocation during a portion of the last fiscal year included Capstone Church Capital Fund that, as of October 1, 2016, is no longer part of the Capstone Fund Complex.) The Directors and officers of the Funds are also reimbursed for expenses incurred in attending meetings of the Board of Directors.

The following table represents the compensation received by the Funds’ current  Directors during the Funds’ fiscal year ended April 30, 2017 from the Funds and, as independent Trustees, from Capstone Church Capital Fund that, as of October 1, 2016 is no longer part of the Capstone Fund Complex. Through the fiscal year ended April 30, 2017, the officers of the Funds did not receive compensation from the Funds.

Name of Person, Position	Aggregate Compensation from Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors/Trustees(2)
Edward L. Jaroski Chairman of the Board	$9,880	$0	$0	$10,000

William H. Herrmann, Jr., Lead Director	$31,325	$0	$0	$32,000

Leonard B. Melley, Jr., Director	$28,735	$0	$0	$29,500

John M. Briggs, Director	$34,555	$0	$0	$35,500

John R. Parker, Director	$28,735	$0	$0	$29,500
(1) Compensation received by directors from SFI and CSFI is allocated among the portfolios in the Fund Complex based on net assets.

(2) Prior to February 14, 2017 the Fund Complex consisted of SFI, Capstone Series Funds, Inc. (“CSFI”). As of February 14, 2017, SFI and CSFI were merged and CSFI has been dissolved.  The Capstone Church Capital Fund (“CCCF”) has not been a part of the Capstone Family of Funds since October 1, 2016.

Number of Meetings

During the Funds’ fiscal year ended April 30, 2017, there were four regularly scheduled, and no special, meetings of the Board.  During the fiscal year ended April 30, 2017, each Committee met four times.  No Director attended less than 75% of meetings of the Board and of Committees of which he was a member during the Funds’ fiscal year ended April 30, 2017.

Communications with the Boards

Shareholders wishing to communicate with the Board, or with individual Directors, regarding Fund matters may send their correspondence addressed to the Board or to an individual Director c/o Steward Funds, Inc. at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Report of the Audit Committee

The Audit Committee reviewed and discussed the Funds’ audited financial statements for the fiscal year ended April 30, 2017 with Fund management.  The Audit Committee also discussed with the Funds’ independent public registered accounting firm, Cohen & Company, Ltd. (“Cohen”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended.  The Audit Committee has received the written disclosures and the letter from Cohen required by applicable requirements of the Public Company Accounting Oversight Board regarding Cohen’s communications with the Audit Committee concerning independence, and has discussed with Cohen its independence.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Funds’ annual report to shareholders for the Funds’ fiscal year ended April 30, 2017 for filing with the Securities and Exchange Commission.  It is not expected that representatives of Cohen will make a statement or be available to answer questions at the Meeting.

PROPOSAL 2 -- RATIFICATION OF SELECTION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

 Based on information provided by Cohen to the Audit Committee and the Board, the Funds’ Audit Committee has recommended, and the Board of Directors, including all of the independent Directors, has approved the selection of Cohen & Company, Ltd. (“Cohen”) to act as the Funds' independent registered public accounting firm to examine the financial statements for the Funds for their fiscal year ending April 30, 2018.  The Audit Committee and the Board have determined that Cohen is well qualified to serve as the Funds’ independent registered public accounting firm and that Cohen satisfies applicable standards regarding independence. The Board is requesting that shareholders of the Funds ratify the selection of Cohen as independent auditors.
Cohen has served as independent registered public accounting firm for the Funds since March 20, 2007. Audit services provided by Cohen to the Funds during their most recent fiscal year included examination of the financial statements of each Fund and services related to Fund filings with the Securities and Exchange Commission.  Cohen has also provided tax return preparation services for the Funds during the same period.
Audit Fees
The following table contains information on audit fees paid to Cohen & Company, Ltd. by the Funds for their most recent two fiscal years.
Fund	Current Year		Prior Year
	Audit	Tax	Audit	Tax
Steward Funds, Inc.	$70,000	$15,000	$67,500	$15,000
Cohen & Company, Ltd. has not worked for any affiliate of CAMCO during the past two fiscal years of the Funds.
The Audit Committee regularly approves all audit and non-audit services provided to the Funds, subject to such limited exceptions as are permitted by applicable law and regulations.  During the past two fiscal years, 100% of the Funds’ audit related, tax and other fees have been approved by the Audit Committee and the full Board of Directors.
No audit work for the last fiscal year was performed by any firm other than Cohen & Company, Ltd and their full-time permanent employees. There were no non-audit fees other than the disclosed tax services paid to Cohen & Company, Ltd during the fiscal year ended April 30, 2017.  The Audit Committee and the Board have each determined that Cohen’s independence with respect to the Funds was not affected by its performance of these services or the receipt of these fees. Representatives of Cohen are not expected to be present at the Meeting.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER INFORMATION

The Funds’ Investment Adviser, Administrator, Compliance Service Provider, Class Action and Fair Funds Service Provider and Principal Underwriter

Capstone Asset Management Company (“CAMCO”) is the Funds’ investment adviser. CAMCO is a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), CFS Consulting Services, LLC (“CCS”) serves as the Funds’ administrator and compliance service provider and manages the Funds’ participation in class action and SEC Fair Funds actions.  CCS also provides portfolio screening services to assure that the Funds comply with their values-based investing policies. The Funds’ principal underwriter is Capstone Asset Planning Company (“CAPCO”).  CAMCO, CCS and CAPCO are located at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Shareholder Proposals

None
The Funds do not hold regular annual meetings of shareholders.  However, they may schedule annual or special shareholder meetings when advisable.  To be considered for inclusion in a proxy statement, submissions from shareholders must be received by the Funds a reasonable time before the Funds print and mail the proxy statement.  Shareholder proposals are subject to certain limitations under federal securities laws.  The submission of a proposal does not guarantee that it will be included in a proxy statement.  Shareholder proposals may be submitted in writing to Secretary, Steward Funds, Inc., 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Control Persons and Principal Holders of Securities
The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record more than five percent of the indicated Class of each Fund’s common stock as of the Record date, June 27, 2017:

Fund/Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Steward Large Cap Enhanced Index Fund – Individual Class	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	$21,019,649	45.69%
	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	$8,480,580	18.43%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	$5,445,932	11.84%
	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	$4,752,228	10.33%

Steward Large Cap Enhanced Index Fund – Institutional Class	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	$137,937,683	42.37%
	TD Ameritrade Clearing, Inc. PO Box 17748 Denver, CO 80217	$128,836,263	39.57%
Steward Small Mid-Cap Enhanced Index Fund – Individual Class	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	$15,883,066	23.66%
	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	$7,194,062	10.72%

Steward Small Mid-Cap Enhanced Index Fund – Institutional Class	TD Ameritrade Clearing, Inc. PO Box 17748 Denver, CO 80217	$53,990,109	40.75%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	$35,404,071	26.72%
	NA Bank Co PO Box 2180 Tulsa, OK 74101	$13,374,761	10.09%
	Matrix Trust Company Cust FBO Small World Trading Company, Inc. 4 7177 17th Street, Suite 1300 Denver, CO 80202	$10,701,993	8.08%

Steward Global Equity Income Fund Individual Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	$26,400,933	44.47%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	$21,259,341	35.81%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	5,077,125	8.55%

Steward Global Equity Income Fund Institutional Class	TD Ameritrade Clearing, Inc. PO Box 17748 Denver, CO 80217	$84,132,658	43.24%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	$80,300,790	41.27%

Steward International Enhanced Index Fund Individual Class	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	$16,905,085	91.50%

Steward International Enhanced Index Fund – Institutional Class	TD Ameritrade Clearing, Inc. PO Box 17748 Denver, CO 80217	69,028,215	59.17%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	39,821,418	34.13%

Steward Select Bond Fund – Individual Class	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	$9,343,876	86.55%

Steward Select Bond Fund – Institutional Class	TD Ameritrade Clearing, Inc. PO Box 17748 Denver, CO 80217	$77,487,365	51.91%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd Jersey City, NJ 07310	68,573,555	45.94%

The Directors, nominees and officers of the Funds, in the aggregate, owned less than 1% of any Fund’s outstanding shares as of the Record Date.

Meeting Expenses

The expenses incurred in connection with the preparation, filing, printing and mailing of the Proxy Statement, as well as expenses of soliciting proxies for the Meeting, which are estimated to total $28,620 are being paid by Steward Funds, Inc.  In addition to use of the mailings, proxies may be solicited personally or by facsimile, telephone or the Internet by officers and employees of CAMCO, CAPCO, and their affiliates, and financial intermediaries may be reimbursed for their expenses of sending solicitation material to beneficial owners of Fund shares.

PLEASE EXECUTE THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE PRE-ADDRESSED, POSTAGE-PAID ENCLOSED ENVELOPE.

If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares.  Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary such as a broker-dealer or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings.

Exhibit A

The name, address and principal occupation of the principal executive officer, and each director of CAMCO are as follows:

Address of each: 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Directors:	Michael L. Kern, III, CFA - Chair
Victoria Fernandez
John Wolf

President/CEO:	Michael L. Kern, III, CFA

Managing Directors:
Equity Investments	John Wolf
Fixed Income Investments	Victoria Fernandez
Global Institutional Sales	Andrew Eras, CFA
Head of Distribution	David Rentfrow
Chief Operating Officer	Andrew Jacobson
Investment Administration	Lynnette Bross

Secretary:	Jim Coppedge

Treasurer:	Michael L. Kern, III, CFA

Chief Compliance Officer:	Jim Coppedge

Following are Fund Directors and officers who are also officers, employees or directors of CAMCO or shareholders of CFS:

Name	Role with Funds	Role with CAMCO, CFS
Michael L. Kern, III, CFA	President & Treasurer	President/CEO
John Wolf	Managing Director - Equity Investments	Managing Director – Equity Investments
Victoria Fernandez	Managing Director - Fixed Income Investments	Managing Director – Fixed Income Investments
David Rentfrow	Managing Director - Head of Distribution	Managing Director – Head of Distribution
Mel Cody	Senior Portfolio Manager	Senior Portfolio Manager
Paul Townsen	Senior Portfolio Manager	Senior Portfolio Manager
Zach Wehner	Portfolio Manager	Portfolio Manager
Douglas Tyre	Chief Compliance Officer	N/A
Kimberly McLaney	Chief Compliance Officer – CAPCO	Senior Compliance Officer
Patricia Mims	Secretary	Senior Compliance Associate